UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

Annual Report

December 31, 2020

VP Inflation Protection Fund
Class I (APTIX)
Class II (AIPTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	APTIX	9.81%	4.90%	3.59%	5/7/04
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	10.99%	5.08%	3.81%	—
Class II	AIPTX	9.55%	4.64%	3.33%	12/31/02

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2020
Class I — $14,232

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $14,532

Total Annual Fund Operating Expenses
Class I	Class II
0.47%	0.72%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz and Miguel Castillo

Performance Summary

VP Inflation Protection returned 9.55%* for the 12 months ended December 31, 2020. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index returned 10.99% for the same time period. Fund returns reflect operating expenses, while index returns do not.

Pandemic Painted Market Backdrop

Beginning in late February 2020, unprecedented social and economic turmoil emerged on a global scale, reversing the upbeat tone that had ushered in the new year. The COVID-19 outbreak rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns and triggering a record economic decline. U.S. stocks, corporate bonds and other riskier assets sold off sharply, particularly in March, while U.S. Treasuries rallied in a global flight to quality. The Federal Reserve (Fed) stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system. The federal government also took swift action, providing $2 trillion in financial aid to companies, municipalities and individuals.

Given this significant monetary and fiscal support, stocks and credit-sensitive assets staged a remarkable rebound in the second quarter of 2020. By late spring, COVID-19 cases were declining and state economies started reopening, which further aided economic outlooks and investor sentiment. But periodic virus outbreaks and related lockdowns and restrictions, along with election and fiscal aid uncertainty, continued to pose challenges as the year progressed. However, by year-end, the Food and Drug Administration’s emergency approval of two COVID-19 vaccines, along with another federal coronavirus aid package, triggered hopes for a return to normal in 2021.

TIPS Rallied Despite Weaker Inflation

Against this challenging economic backdrop, nominal and real yields generally declined for the 12-month period. Inflation also headed lower. For example, year-over-year headline inflation (Consumer Price Index, or CPI) ended 2020 at 1.4%, down from 2.3% at the end of 2019. Measures of annualized core inflation (which doesn’t include food and energy prices) also declined and ended 2020 at 1.4%.

The falling-yield/low-inflation environment helped generate solid one-year total returns for Treasuries, particularly longer-maturity Treasuries. TIPS outperformed nominal Treasuries, benefiting from the better relative performance of longer-duration securities and mounting longer-term inflationary pressures. Specifically, the Fed shifted to an average inflation targeting framework, which will allow for periods of higher-than-target inflation. This policy shift, along with an improving economic backdrop, drove longer-term inflation expectations (measured by the 10-year inflation breakeven rate, or the yield difference between 10-year nominal Treasuries and TIPS) higher. After closing 2019 at 1.77%, the 10-year breakeven rate tumbled to a record low 0.50% in March before steadily climbing to 1.99% by year-end. Theoretically, the breakeven rate indicates market expectations for inflation for the next 10 years and also reflects the inflation rate required (1.99% at year-end) for TIPS to outperform nominal Treasuries during the period.

*All fund returns referenced in this commentary are for Class II shares. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

Other U.S. bond market sectors also delivered robust returns for the year, but they generally lagged the rallying TIPS market. Corporate and securitized bonds plunged during the March risk-asset sell-off, but they quickly recovered amid the Fed’s bond-buying efforts and other stimulus measures. Improving economic data, including a strong housing market, and year-end optimism regarding vaccines and a fiscal aid package, also helped fuel gains among corporate and securitized securities.

Securitized Exposure Weighed on Results; Inflation, Corporate Exposure Helped

At the end of 2020, the portfolio was nearly fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (53% of assets versus the IRS maximum of 55%). The remainder was primarily invested in securitized and investment-grade corporate securities and non-U.S.-dollar inflation-linked securities (hedged against currency risk). Our corporate allocations lifted results, rebounding from the March sell-off to deliver strong returns. Our non-dollar inflation-linked securities also made a solid contribution to portfolio performance. However, our securitized holdings detracted. While our securitized bonds rebounded from the sell-off in March, the recovery was not enough to overcome the lagging results from earlier in the year. These holdings primarily accounted for the portfolio’s underperformance relative to the all-TIPS index for the 12-month period.

To increase inflation exposure while adhering to the IRS’ TIPS limit, we used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. In the first half of the reporting period, our inflation overlay strategy detracted from results, as corporate and securitized securities struggled and inflation breakeven rates hit record lows. This strategy rebounded in the second half of the period and aided relative performance. However, for the overall reporting period, the second-half performance was not sufficient to offset the lagging results earlier in the year.

Outlook

We expect inflation to remain moderate in the near term. However, we believe the Fed’s new average inflation approach and other factors will drive inflation higher. Specifically, the massive increase in U.S. government debt, a weaker U.S. dollar and onshoring trends among U.S. businesses should fuel inflation in the intermediate term. In our view, inflation breakeven rates still don’t adequately reflect those factors, highlighting continued value in TIPS and other inflation-linked securities.

Fund Characteristics

DECEMBER 31, 2020
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	53.7%
U.S. Government Agency Mortgage-Backed Securities	9.6%
Collateralized Mortgage Obligations	8.8%
Corporate Bonds	8.5%
Asset-Backed Securities	6.7%
Sovereign Governments and Agencies	5.6%
Collateralized Loan Obligations	3.4%
U.S. Government Agency Securities	0.5%
Commercial Mortgage-Backed Securities	0.2%
Temporary Cash Investments	9.7%
Other Assets and Liabilities	(6.7)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

Portfolio at a Glance
Average Duration (effective)	7.5 years
Weighted Average Life to Maturity	8.7 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1) 7/1/20 - 12/31/20	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,060.30	$2.43	0.47%
Class II	$1,000	$1,059.10	$3.73	0.72%
Hypothetical
Class I	$1,000	$1,022.77	$2.39	0.47%
Class II	$1,000	$1,021.52	$3.66	0.72%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2020

	Principal Amount	Value
U.S. TREASURY SECURITIES — 53.7%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)	$15,252,880	$18,140,338
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	5,789,382	7,199,709
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	9,763,830	11,980,543
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	3,535,165	4,862,116
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	3,607,872	4,741,243
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	3,252,555	5,041,700
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	3,847,475	6,038,919
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	22,107,836	28,166,097
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	15,380,347	19,191,343
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	11,954,040	17,231,034
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	12,991,975	16,772,435
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	769,216	1,050,188
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/48	1,055,860	1,471,617
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/49	206,944	291,758
U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	8,081,745	9,645,970
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/23	4,192,920	4,415,461
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	15,287,830	16,410,349
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	25,833,550	27,882,264
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	2,520,050	2,711,710
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25(1)	14,492,940	15,921,960
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	8,382,794	9,359,549
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	8,146,800	8,961,982
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/27	12,932,460	14,554,810
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	16,414,114	18,618,616
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28	674,226	784,452
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	16,235,505	18,387,215
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	31,372,310	35,015,060
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	15,232,950	17,096,045
TOTAL U.S. TREASURY SECURITIES (Cost $292,978,792)		341,944,483
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 9.6%
FHLMC, 4.50%, 4/1/41	3,827,122	4,299,542
FNMA, 4.50%, 5/1/39	1,595,840	1,804,954
FNMA, 4.00%, 11/1/41	803,259	884,380
FNMA, 4.00%, 11/1/41	415,101	456,211
FNMA, 4.00%, 2/1/42	615,440	678,510
FNMA, 4.00%, 2/1/46	5,112,224	5,558,772
FNMA, 2.50%, 4/1/50	5,051,871	5,330,844
FNMA, 2.50%, 6/1/50	9,239,319	9,749,529
FNMA, 2.00%, 1/1/51	31,500,000	32,729,708
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $60,570,440)		61,492,450
COLLATERALIZED MORTGAGE OBLIGATIONS — 8.8%
Private Sponsor Collateralized Mortgage Obligations — 6.6%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	46,908	48,816
Agate Bay Mortgage Loan Trust, Series 2014-3, Class A2, VRN, 3.50%, 11/25/44(2)	545,338	556,122

	Principal Amount	Value
Agate Bay Mortgage Loan Trust, Series 2015-7, Class A3, VRN, 3.50%, 10/25/45(2)	$547,134	$557,893
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(2)	820,052	834,523
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(2)	586,364	599,107
Angel Oak Mortgage Trust, Series 2019-5, Class A3, VRN, 2.92%, 10/25/49(2)	1,686,580	1,711,027
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A3 SEQ, VRN, 3.30%, 7/26/49(2)	786,483	781,533
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A3 SEQ, 3.19%, 7/25/49(2)	835,008	859,090
Cendant Mort Capital LLC, Series 2003-6, Class A3, 5.25%, 7/25/33	211,125	213,816
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1, VRN, 2.72%, 7/25/49(2)	1,205,884	1,230,055
Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2 SEQ, 2.30%, 4/25/65(2)	2,150,000	2,164,262
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)	877,508	895,532
Credit Suisse Mortgage Trust, Series 2019-AFC1, Class A1, VRN, 2.57%, 7/25/49(2)	1,134,902	1,164,814
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class A1, 2.66%, 10/25/59(2)	2,069,804	2,128,477
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A1, 1.21%, 5/25/65(2)	1,335,051	1,341,474
Galton Funding Mortgage Trust, Series 2020-H1, Class A1 SEQ, VRN, 2.31%, 1/25/60(2)	729,741	744,017
GCAT Trust, Series 2019-NQM1, Class A3 SEQ, 3.40%, 2/25/59(2)	1,400,374	1,426,761
GCAT Trust, Series 2019-NQM3, Class A3 SEQ, VRN, 3.04%, 11/25/59(2)	1,465,889	1,501,831
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(2)	651,474	660,268
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.94%, 10/25/29(2)	1,004,983	1,036,625
JPMorgan Mortgage Trust, Series 2016-1, Class A7 SEQ, VRN, 3.50%, 5/25/46(2)	3,600,000	3,713,258
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/25/47(2)	1,715,367	1,755,431
Sequoia Mortgage Trust, Series 2017-7, Class A7 SEQ, VRN, 3.50%, 10/25/47(2)	1,750,000	1,805,619
Sequoia Mortgage Trust, Series 2019-4, Class A7 SEQ, VRN, 3.50%, 11/25/49(2)	6,250,000	6,526,420
Verus Securitization Trust, Series 2019-4, Class A3, 3.00%, 11/25/59(2)	1,760,195	1,800,933
Verus Securitization Trust, Series 2020-1, Class A2 SEQ, 2.64%, 1/25/60(2)	2,849,402	2,907,200
Verus Securitization Trust, Series 2020-1, Class A3 SEQ, VRN, 2.72%, 1/25/60(2)	1,187,251	1,210,002
Vista Point Securitization Trust, Series 2020-2, Class A3, VRN, 2.50%, 4/25/65(2)	1,797,992	1,808,792
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	108,001	112,588
		42,096,286

	Principal Amount	Value
U.S. Government Agency Collateralized Mortgage Obligations — 2.2%
FHLMC, Series 2014-DN1, Class M2, VRN, 2.35%, (1-month LIBOR plus 2.20%), 2/25/24	$68,444	$68,463
FHLMC, Series K088, Class A2 SEQ, 3.69%, 1/25/29	5,000,000	5,979,056
FHLMC, Series K108, Class A2 SEQ, 1.52%, 3/25/30	6,000,000	6,219,877
FNMA, Series 2014-C02, Class 2M2, VRN, 2.75%, (1-month LIBOR plus 2.60%), 5/25/24	1,280,423	1,273,945
FNMA, Series 2014-C04, Class 2M2, VRN, 5.15%, (1-month LIBOR plus 5.00%), 11/25/24	386,432	397,396
		13,938,737
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $54,655,616)		56,035,023
CORPORATE BONDS — 8.5%
Aerospace and Defense — 0.3%
Boeing Co. (The), 5.15%, 5/1/30	600,000	727,185
Lockheed Martin Corp., 3.80%, 3/1/45	300,000	375,940
Raytheon Technologies Corp., 4.125%, 11/16/28	720,000	858,549
		1,961,674
Automobiles — 0.4%
Ford Motor Credit Co. LLC, MTN, 4.39%, 1/8/26	470,000	494,012
General Motors Co., 5.15%, 4/1/38	1,140,000	1,370,721
General Motors Financial Co., Inc., 2.75%, 6/20/25	710,000	759,683
		2,624,416
Banks — 1.9%
Banco Santander SA, 2.75%, 5/28/25	710,000	758,579
Bank of America Corp., MTN, VRN, 1.32%, 6/19/26	1,450,000	1,481,903
Bank of America Corp., MTN, VRN, 2.50%, 2/13/31	1,735,000	1,843,189
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41	1,235,000	1,288,691
Citigroup, Inc., VRN, 4.08%, 4/23/29	530,000	621,762
Citigroup, Inc., VRN, 2.57%, 6/3/31	610,000	650,357
DNB Bank ASA, VRN, 1.13%, 9/16/26(2)	620,000	627,148
HSBC Holdings plc, VRN, 2.01%, 9/22/28	240,000	245,895
Huntington Bancshares, Inc., 4.35%, 2/4/23	550,000	590,035
JPMorgan Chase & Co., VRN, 2.18%, 6/1/28	800,000	849,846
Lloyds Banking Group plc, VRN, 2.44%, 2/5/26	695,000	734,531
Natwest Group plc, VRN, 2.36%, 5/22/24	89,000	92,656
Wells Fargo & Co., 4.125%, 8/15/23	280,000	306,034
Wells Fargo & Co., MTN, VRN, 2.39%, 6/2/28	1,275,000	1,358,044
Wells Fargo & Co., VRN, 2.19%, 4/30/26	645,000	679,679
		12,128,349
Biotechnology — 0.3%
AbbVie, Inc., 4.55%, 3/15/35	430,000	544,883
AbbVie, Inc., 4.45%, 5/14/46	590,000	751,233
Gilead Sciences, Inc., 3.65%, 3/1/26	300,000	340,983
		1,637,099
Capital Markets — 1.3%
CI Financial Corp., 3.20%, 12/17/30	1,000,000	1,025,770
Credit Suisse Group AG, VRN, 2.19%, 6/5/26(2)	1,865,000	1,950,681
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	400,000	449,351
Goldman Sachs Group, Inc. (The), 2.60%, 2/7/30	627,000	675,178
Goldman Sachs Group, Inc. (The), VRN, 1.09%, 12/9/26	1,660,000	1,678,678
Morgan Stanley, MTN, VRN, 1.79%, 2/13/32	935,000	941,080

	Principal Amount	Value
Morgan Stanley, VRN, 2.19%, 4/28/26	$1,246,000	$1,316,903
		8,037,641
Consumer Finance — 0.1%
Capital One Financial Corp., 3.75%, 3/9/27	670,000	764,969
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 2.75%, 6/1/31	590,000	630,859
AT&T, Inc., 3.55%, 9/15/55(2)	176,000	175,412
AT&T, Inc., 3.80%, 12/1/57(2)	1,385,000	1,444,223
Verizon Communications, Inc., 4.40%, 11/1/34	1,295,000	1,616,636
Verizon Communications, Inc., 2.65%, 11/20/40	897,000	907,210
		4,774,340
Electric Utilities — 0.4%
American Electric Power Co., Inc., 3.20%, 11/13/27	300,000	336,080
Duke Energy Florida LLC, 1.75%, 6/15/30	610,000	624,167
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	400,000	455,902
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	300,000	353,808
Xcel Energy, Inc., 3.40%, 6/1/30	770,000	885,961
		2,655,918
Equity Real Estate Investment Trusts (REITs) — 0.2%
Equinix, Inc., 5.375%, 5/15/27	550,000	599,677
Kilroy Realty LP, 3.80%, 1/15/23	301,000	315,367
Welltower, Inc., 2.75%, 1/15/31	600,000	640,653
		1,555,697
Food and Staples Retailing — 0.3%
Costco Wholesale Corp., 1.60%, 4/20/30	1,200,000	1,230,500
Kroger Co. (The), 3.875%, 10/15/46	600,000	704,230
		1,934,730
Food Products†
Mondelez International, Inc., 2.75%, 4/13/30	237,000	260,488
Health Care Equipment and Supplies†
Stryker Corp., 1.95%, 6/15/30	255,000	262,569
Health Care Providers and Services — 0.2%
Cigna Corp., 4.50%, 2/25/26	200,000	234,565
Cigna Corp., 4.90%, 12/15/48	300,000	412,559
CVS Health Corp., 4.78%, 3/25/38	260,000	328,485
Duke University Health System, Inc., 3.92%, 6/1/47	467,000	574,863
		1,550,472
Insurance — 0.1%
Teachers Insurance & Annuity Association of America, 3.30%, 5/15/50(2)	306,000	333,472
IT Services — 0.2%
International Business Machines Corp., 1.70%, 5/15/27	985,000	1,024,401
Media — 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	960,000	1,363,196
Comcast Corp., 3.20%, 7/15/36	75,000	85,321
Comcast Corp., 3.75%, 4/1/40	200,000	240,982
ViacomCBS, Inc., 4.375%, 3/15/43	755,000	891,985
		2,581,484
Multi-Utilities — 0.2%
Dominion Energy, Inc., 4.90%, 8/1/41	550,000	721,802
Sempra Energy, 3.25%, 6/15/27	350,000	391,988
		1,113,790

	Principal Amount	Value
Oil, Gas and Consumable Fuels — 0.8%
Chevron Corp., 2.00%, 5/11/27	$390,000	$413,785
Energy Transfer Operating LP, 3.60%, 2/1/23	312,000	326,930
Enterprise Products Operating LLC, 4.85%, 3/15/44	250,000	310,610
Equinor ASA, 1.75%, 1/22/26	390,000	409,788
MPLX LP, 4.50%, 4/15/38	300,000	343,155
MPLX LP, 5.20%, 3/1/47	400,000	486,987
Petroleos Mexicanos, 3.50%, 1/30/23	331,000	337,984
Petroleos Mexicanos, 4.875%, 1/18/24	700,000	736,302
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	950,000	1,108,409
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	400,000	448,889
		4,922,839
Pharmaceuticals — 0.1%
Viatris, Inc., 2.70%, 6/22/30(2)	526,000	558,305
Viatris, Inc., 4.00%, 6/22/50(2)	215,000	246,334
		804,639
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	250,000	347,970
Norfolk Southern Corp., 3.05%, 5/15/50	600,000	657,910
		1,005,880
Software — 0.2%
Oracle Corp., 4.00%, 7/15/46	970,000	1,190,688
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	560,000	607,545
Wireless Telecommunication Services — 0.1%
T-Mobile USA, Inc., 2.55%, 2/15/31(2)	625,000	657,075
TOTAL CORPORATE BONDS (Cost $50,831,441)		54,390,175
ASSET-BACKED SECURITIES — 6.7%
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class C, 1.48%, 2/18/26	2,750,000	2,790,368
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	435,536	445,856
Drive Auto Receivables Trust, Series 2019-4, Class C, 2.51%, 11/17/25	1,787,000	1,827,201
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)	1,900,000	1,879,810
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(2)	1,562,840	1,591,966
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	1,511,743	1,547,607
Hilton Grand Vacations Trust, Series 2019-AA, Class B, 2.54%, 7/25/33(2)	2,263,387	2,325,842
MVW LLC, Series 2019-2A, Class A SEQ, 2.22%, 10/20/38(2)	1,863,998	1,921,237
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	275,926	278,362
Progress Residential Trust, Series 2019-SFR1, Class A SEQ, 3.42%, 8/17/35(2)	2,997,040	3,086,030
Progress Residential Trust, Series 2019-SFR3, Class A SEQ, 2.27%, 9/17/36(2)	6,275,021	6,425,319
Progress Residential Trust, Series 2019-SFR4, Class B, 2.94%, 10/17/36(2)	3,900,000	4,046,216

		Principal Amount	Value
Progress Residential Trust, Series 2020-SFR2, Class A SEQ, 2.08%, 6/17/37(2)		$1,600,000	$1,645,008
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A SEQ, 3.20%, 1/20/36(2)		925,920	961,474
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class B, 2.75%, 8/20/36(2)		3,578,127	3,662,589
Towd Point Mortgage Trust, Series 2017-2, Class A2, VRN, 3.25%, 4/25/57(2)		4,000,000	4,279,086
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(2)		725,192	770,961
Tricon American Homes Trust, Series 2020-SFR2, Class B, 1.83%, 11/17/39(2)		2,200,000	2,194,231
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)		823,152	841,715
TOTAL ASSET-BACKED SECURITIES (Cost $41,443,114)			42,520,878
SOVEREIGN GOVERNMENTS AND AGENCIES — 5.6%
Canada — 5.6%
Canadian Government Real Return Bond, 4.25%, 12/1/21	CAD	1,943,534	1,605,152
Canadian Government Real Return Bond, 4.25%, 12/1/26	CAD	24,700,045	25,681,721
Canadian Government Real Return Bond, 4.00%, 12/1/31	CAD	6,923,092	8,336,645
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $33,308,868)			35,623,518
COLLATERALIZED LOAN OBLIGATIONS — 3.4%
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.24%, (3-month LIBOR plus 1.02%), 4/20/31(2)		$1,750,000	1,748,060
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 1.19%, (3-month LIBOR plus 0.98%), 4/24/31(2)		1,500,000	1,496,354
Dryden CLO Ltd., Series 2018-64A, Class A, VRN, 1.19%, (3-month LIBOR plus 0.97%), 4/18/31(2)		3,400,000	3,388,944
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.34%, (3-month LIBOR plus 1.12%), 7/20/31(2)		1,750,000	1,745,949
KKR CLO Ltd., Series 19, Class A2, VRN, 1.74%, (3-month LIBOR plus 1.50%), 10/15/30(2)		3,300,000	3,278,943
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.37%, (3-month LIBOR plus 1.15%), 7/20/31(2)		2,450,000	2,440,078
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 1.22%, (3-month LIBOR plus 0.98%), 4/15/31(2)		2,500,000	2,500,859
Rockford Tower CLO Ltd., Series 2020-1A, Class B, VRN, 2.05%, (3-month LIBOR plus 1.80%), 1/20/32(2)		1,800,000	1,810,789
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 1.29%, (3-month LIBOR plus 1.07%), 10/20/28(2)		3,150,000	3,152,353
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $21,526,438)			21,562,329
U.S. GOVERNMENT AGENCY SECURITIES — 0.5%
Tennessee Valley Authority, Series B, 4.70%, 7/15/33 (Cost $3,330,419)		2,400,000	3,285,344
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Grace Trust, Series 2020-GRCE, Class A SEQ, 2.35%, 12/10/40(2) (Cost $1,029,791)		1,000,000	1,060,710
TEMPORARY CASH INVESTMENTS(3) — 9.7%
Credit Agricole Corporate and Investment Bank, 0.08%, 1/4/21(2)(4)		31,000,000	30,999,708

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	30,835,962	$30,835,962
TOTAL TEMPORARY CASH INVESTMENTS (Cost $61,835,755)		61,835,670
TOTAL INVESTMENT SECURITIES — 106.7% (Cost $621,510,674)		679,750,580
OTHER ASSETS AND LIABILITIES(5) — (6.7)%		(42,404,746)
TOTAL NET ASSETS — 100.0%		$637,345,834

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	920,824	AUD	1,248,836	UBS AG	3/17/21	$(42,540)
USD	27,512,144	CAD	35,616,273	Morgan Stanley	3/17/21	(473,913)
USD	2,520,844	CAD	3,229,456	Morgan Stanley	3/17/21	(16,754)
USD	3,667,454	CAD	4,680,918	Morgan Stanley	3/17/21	(10,653)
						$(543,860)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Long Bonds	88	March 2021	$15,240,500	$(71,698)

^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	6/6/24	$19,000,000	$(448)	$125,202	$124,754
CPURNSA	Receive	1.71%	6/20/24	$12,600,000	(416)	113,380	112,964
CPURNSA	Receive	1.86%	7/30/24	$12,500,000	(430)	9,601	9,171
CPURNSA	Receive	1.86%	8/1/24	$13,600,000	(437)	12,460	12,023
CPURNSA	Receive	1.62%	10/17/24	$12,500,000	(456)	192,315	191,859
CPURNSA	Receive	1.08%	6/4/25	$4,000,000	464	204,136	204,600
CPURNSA	Receive	2.15%	11/20/27	$5,000,000	(554)	(58,998)	(59,552)
CPURNSA	Receive	2.31%	3/28/28	$11,500,000	(451)	(398,644)	(399,095)
CPURNSA	Receive	1.79%	10/16/29	$6,100,000	(505)	196,941	196,436
CPURNSA	Receive	1.80%	10/21/29	$6,100,000	(498)	194,474	193,976
CPURNSA	Receive	1.88%	11/21/29	$1,000,000	(459)	24,162	23,703
CPURNSA	Receive	1.87%	11/25/29	$5,000,000	(493)	125,331	124,838
CPURNSA	Receive	1.29%	5/19/30	$3,000,000	499	273,637	274,136
CPURNSA	Receive	1.63%	6/25/30	$8,000,000	556	542,735	543,291
					$(3,628)	$1,556,732	$1,553,104

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.67%	4/1/22	$5,000,000	$(721,208)
Bank of America N.A.	CPURNSA	Receive	2.53%	8/19/24	$4,000,000	(407,746)
Bank of America N.A.	CPURNSA	Receive	1.79%	8/27/25	$3,000,000	32,440
Bank of America N.A.	CPURNSA	Receive	2.24%	4/11/27	$7,000,000	(205,112)
Bank of America N.A.	CPURNSA	Receive	2.22%	4/13/27	$1,750,000	(46,776)
Bank of America N.A.	CPURNSA	Receive	2.24%	4/28/27	$4,000,000	(113,884)
Barclays Bank plc	CPURNSA	Receive	2.59%	7/23/24	$2,300,000	(250,965)
Barclays Bank plc	CPURNSA	Receive	2.39%	9/19/24	$6,000,000	(500,431)
Barclays Bank plc	CPURNSA	Receive	2.36%	9/29/24	$6,500,000	(521,338)
Barclays Bank plc	CPURNSA	Receive	2.31%	9/30/24	$3,600,000	(265,052)
Barclays Bank plc	CPURNSA	Receive	2.90%	12/21/27	$15,100,000	(4,732,105)
Barclays Bank plc	CPURNSA	Receive	2.78%	7/2/44	$3,600,000	(1,191,471)
Goldman Sachs & Co.	CPURNSA	Receive	1.87%	5/23/26	$1,500,000	30,991
Goldman Sachs & Co.	CPURNSA	Receive	1.92%	5/31/26	$13,000,000	186,508
Goldman Sachs & Co.	CPURNSA	Receive	1.77%	6/16/26	$12,500,000	390,101
Goldman Sachs & Co.	CPURNSA	Receive	2.25%	11/15/26	$2,500,000	(63,645)
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$2,500,000	(74,359)
						$(8,454,052)
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $16,357,142.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $139,239,772, which represented 21.8% of total net assets.
(3)Category includes collateral received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $270,000.
(4)The rate indicated is the yield to maturity at purchase.
(5)Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2020
Assets
Investment securities, at value (cost of $621,510,674)	$679,750,580
Cash	21,224
Receivable for investments sold	15,131
Receivable for capital shares sold	2,023,624
Receivable for variation margin on swap agreements	179,534
Swap agreements, at value	640,040
Interest receivable	1,713,612
684,343,745

Liabilities
Payable for collateral received for swap agreements	270,000
Payable for investments purchased	36,298,924
Payable for capital shares redeemed	409,366
Payable for variation margin on futures contracts	30,250
Unrealized depreciation on forward foreign currency exchange contracts	543,860
Swap agreements, at value	9,094,092
Accrued management fees	243,684
Distribution fees payable	107,735
46,997,911

Net Assets	$637,345,834

Net Assets Consist of:
Capital (par value and paid-in surplus)	$595,347,283
Distributable earnings	41,998,551
$637,345,834

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$123,185,325	11,086,671	$11.11
Class II, $0.01 Par Value	$514,160,509	46,365,804	$11.09

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2020
Investment Income (Loss)
Income:
Interest	$12,072,719

Expenses:
Management fees	2,789,668
Distribution fees - Class II	1,245,899
Directors' fees and expenses	44,714
Other expenses	16,114
4,096,395

Net investment income (loss)	7,976,324

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	13,391,119
Forward foreign currency exchange contract transactions	(1,699,107)
Futures contract transactions	896,529
Swap agreement transactions	(2,954,543)
Foreign currency translation transactions	84,699
9,718,697

Change in net unrealized appreciation (depreciation) on:
Investments	36,360,585
Forward foreign currency exchange contracts	(448,032)
Futures contracts	(32,353)
Swap agreements	904,891
Translation of assets and liabilities in foreign currencies	77
36,785,168

Net realized and unrealized gain (loss)	46,503,865

Net Increase (Decrease) in Net Assets Resulting from Operations	$54,480,189

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Increase (Decrease) in Net Assets	December 31, 2020	December 31, 2019
Operations
Net investment income (loss)	$7,976,324	$13,918,032
Net realized gain (loss)	9,718,697	(3,037,200)
Change in net unrealized appreciation (depreciation)	36,785,168	42,056,141
Net increase (decrease) in net assets resulting from operations	54,480,189	52,936,973

Distributions to Shareholders
From earnings:
Class I	(1,807,066)	(2,380,140)
Class II	(6,692,105)	(12,062,634)
Decrease in net assets from distributions	(8,499,171)	(14,442,774)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(17,772,719)	(41,628,475)

Net increase (decrease) in net assets	28,208,299	(3,134,276)

Net Assets
Beginning of period	609,137,535	612,271,811
End of period	$637,345,834	$609,137,535

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2020

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the period ended December 31, 2020 was 0.46%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $105,874 and there were no interfund sales.
4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2020 totaled $389,706,541, of which $207,577,117 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2020 totaled $406,303,706, of which $203,536,406 represented U.S. Treasury and Government Agency obligations.
5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	5,528,343	$58,256,888	2,340,251	$23,694,743
Issued in reinvestment of distributions	166,975	1,807,066	233,202	2,380,140
Redeemed	(4,193,999)	(43,607,039)	(1,937,137)	(19,577,381)
	1,501,319	16,456,915	636,316	6,497,502
Class II/Shares Authorized	250,000,000		250,000,000
Sold	12,161,566	129,166,048	5,343,596	53,733,385
Issued in reinvestment of distributions	619,246	6,692,105	1,184,305	12,062,634
Redeemed	(16,189,669)	(170,087,787)	(11,313,954)	(113,921,996)
	(3,408,857)	(34,229,634)	(4,786,053)	(48,125,977)
Net increase (decrease)	(1,907,538)	$(17,772,719)	(4,149,737)	$(41,628,475)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$341,944,483	—
U.S. Government Agency Mortgage-Backed Securities	—	61,492,450	—
Collateralized Mortgage Obligations	—	56,035,023	—
Corporate Bonds	—	54,390,175	—
Asset-Backed Securities	—	42,520,878	—
Sovereign Governments and Agencies	—	35,623,518	—
Collateralized Loan Obligations	—	21,562,329	—
U.S. Government Agency Securities	—	3,285,344	—
Commercial Mortgage-Backed Securities	—	1,060,710	—
Temporary Cash Investments	$30,835,962	30,999,708	—
	$30,835,962	$648,914,618	—
Other Financial Instruments
Swap Agreements	—	$2,651,791	—

Liabilities
Other Financial Instruments
Futures Contracts	$71,698	—	—
Swap Agreements	—	$9,552,739	—
Forward Foreign Currency Exchange Contracts	—	543,860	—
	$71,698	$10,096,599	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $42,533,333.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $31,594,665.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $52,690,945 futures contracts purchased and $15,240,500 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $216,791,667.

Value of Derivative Instruments as of December 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$543,860
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	30,250
Other Contracts	Receivable for variation margin on swap agreements*	$179,534	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	640,040	Swap agreements	9,094,092
		$819,574		$9,668,202

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(1,275,064)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(1,699,107)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(448,032)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	896,529	Change in net unrealized appreciation (depreciation) on futures contracts	(32,353)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(1,679,479)	Change in net unrealized appreciation (depreciation) on swap agreements	904,891
		$(3,757,121)		$424,506

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$32,440	$(32,440)	—	—
Goldman Sachs & Co.	607,600	(138,004)	$(270,000)	$199,596
	$640,040	$(170,444)	$(270,000)	$199,596

Liabilities
Bank of America N.A.	$1,494,726	$(32,440)	$(1,462,286)	—
Barclays Bank plc	7,461,362	—	(7,461,362)	—
Goldman Sachs & Co.	138,004	(138,004)	—	—
Morgan Stanley	501,320	—	—	$501,320
UBS AG	42,540	—	—	42,540
	$9,637,952	$(170,444)	$(8,923,648)	$543,860

*The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$8,499,171	$14,442,774
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$621,601,558
Gross tax appreciation of investments	$58,801,532
Gross tax depreciation of investments	(652,510)
Net tax appreciation (depreciation) of investments	58,149,022
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(6,896,868)
Net tax appreciation (depreciation)	$51,252,154
Other book-to-tax adjustments	$(3,162,385)
Undistributed ordinary income	$612,997
Accumulated short-term capital losses	$(591,226)
Accumulated long-term capital losses	$(6,112,989)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2020	$10.28	0.16	0.84	1.00	(0.17)	—	(0.17)	$11.11	9.81%	0.47%	1.53%	66%	$123,185
2019	$9.66	0.25	0.63	0.88	(0.26)	—	(0.26)	$10.28	9.16%	0.47%	2.48%	41%	$98,523
2018	$10.23	0.28	(0.54)	(0.26)	(0.31)	—	(0.31)	$9.66	(2.57)%	0.48%	2.83%	15%	$86,413
2017	$10.13	0.24	0.15	0.39	(0.29)	—	(0.29)	$10.23	3.92%	0.47%	2.34%	28%	$88,334
2016	$9.96	0.20	0.27	0.47	(0.22)	(0.08)	(0.30)	$10.13	4.71%	0.48%	1.88%	37%	$78,925
Class II
2020	$10.26	0.14	0.84	0.98	(0.15)	—	(0.15)	$11.09	9.55%	0.72%	1.28%	66%	$514,161
2019	$9.64	0.22	0.63	0.85	(0.23)	—	(0.23)	$10.26	8.90%	0.72%	2.23%	41%	$510,615
2018	$10.21	0.26	(0.55)	(0.29)	(0.28)	—	(0.28)	$9.64	(2.82)%	0.73%	2.58%	15%	$525,858
2017	$10.11	0.21	0.16	0.37	(0.27)	—	(0.27)	$10.21	3.67%	0.72%	2.09%	28%	$588,902
2016	$9.94	0.17	0.27	0.44	(0.19)	(0.08)	(0.27)	$10.11	4.39%	0.73%	1.63%	37%	$580,541

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Variable Portfolios II, Inc. and Shareholders of VP Inflation Protection Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Inflation Protection Fund (the sole fund constituting American Century Variable Portfolios II, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
February 11, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	63	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	38	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-378-9878 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios II, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91444 2102

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019: $39,043
FY 2020: $39,978

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0 FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0 FY 2020: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0 FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0 FY 2020: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019: $186,000
FY 2020: $144,500

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.
(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	February 24, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 24, 2021